EXHIBIT 10.40


                              AMENDMENT NUMBER 2 TO
                      MARKETING AND DISTRIBUTION AGREEMENT


This AMENDMENT NUMBER 2 TO MICROSOFT MARKETING AND DISTRIBUTION AGREEMENT (the "Amendment"), effective as of the 31st day of August, 2001 (the "Amendment Effective Date"), is made by and between Microsoft Corporation, a Washington corporation ("Microsoft") and AvantGo, Inc., a Delaware corporation ("AvantGo"). Microsoft and AvantGo shall each be referred to herein as "Party" or collectively as "the Parties."


                                    RECITALS


A. Microsoft and AvantGo entered into a Marketing and Distribution, effective as of June 2, 1999, whereby AvantGo licensed certain rights in specified technology to Microsoft.

B. The Parties entered into a First Amendment to Marketing and Distribution Agreement dated as of January 25, 2000 (collectively the Marketing and
     Distribution Agreement and the First Amendment to Marketing and Distribution Agreement shall be referred to as the "Agreement") whereby, among other things, AvantGo licensed certain rights in additional specified technology and specified trademark rights to Microsoft.

C. The Parties now agree that Microsoft and AvantGo would like to modify specified terms and conditions of the Agreement as provided herein.

     The Parties hereby agree as follows:


                                    AGREEMENT

1. Trademarks. Section 2.8 of the Agreement shall be deleted in its entirety and replaced with the following:

          AvantGo  hereby  grants to  Microsoft a  non-exclusive,  royalty-free, fully paid up, worldwide right and license, with the right to sublicense such license to third parties, subject to the terms of the Agreement, to use the AvantGo trademarks identified on Exhibit II, attached hereto (the "AvantGo Trademarks"), in Windows CE for the Palm-size PC products (i) known under the internal Microsoft confidential code-name "Rapier" and currently planned to be released under the name Windows for Pocket PC Professional Edition 2000 and Windows for Pocket PC Standard Edition 2000; and (ii) known under the internal Microsoft confidential code-name "Merlin" and currently planned to be released under the names Microsoft Mobile Software for the Pocket PC 2002 Professional Edition, Microsoft Mobile Software for the Pocket PC 2002 Premium Edition, and Microsoft Mobile Software for the Pocket PC 2002 Premium Plus Phone Edition, with which the Software is distributed (hereinafter a commercial product containing either "Rapier" or "Merlin" shall be referred to as "the Products"); and in connection with the marketing, sale, and distribution of the Products. Microsoft acknowledges that AvantGo will own the AvantGo Trademarks. Microsoft's and its sublicensees' use of the AvantGo Trademarks shall inure solely to the benefit of AvantGo. To the extent technically possible, Microsoft shall use reasonable efforts to comply with trademark use requirements contained in written usage guidelines provided by AvantGo from time to


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          time, and upon the request of AvantGo, furnish samples of its usage of the AvantGo Trademarks to AvantGo. In the event Microsoft updates, subsequent to the Amendment Effective Date, the interface for the Products, Microsoft will to the extent reasonably possible incorporate any new versions of the AvantGo Trademarks made available by AvantGo to Microsoft.

2. Support and Maintenance. Subsection (ii) shall be deleted from Section 3.3 and replaced with the following: "(ii) for a period of [******] following each new release of the Software, support such new release and the prior release of the Software only; provided that in any event notwithstanding the foregoing, the version of the Software contained in the Products that contain Merlin shall be supported for a period of at least [******] from the first date that any such Product is first made publicly available, which shall in no event be later than December 1, 2001; and provided that in no event will AvantGo be required to support versions of the Software other than the two (2) most current versions of the Software; and..."

3. Windows CE Client Support. The Parties wish to acknowledge that the following are Supported Devices under Section 4.3 of the Agreement: The [*****] Products that contain Rapier that are supported as of the Amendment Effective Date and all Products that will contain Merlin.

4. User Registration System. Section 4.4 of the Agreement shall be deleted in its entirety and replaced with the following:

          AvantGo shall prepare a quarterly report (the "Report") for Microsoft that includes the following information: (i) a demographic and usage pattern summary profiling End Users to the extent that AvantGo creates such summaries and subject to AvantGo's published privacy policy; (ii) the total and monthly number of Windows CE registrations for the AvantGo service(iii) the number of active users on AvantGo's service;
          (iv) the number of total users on AvantGo's service; and (v) a list of the top twenty (20) Pocket PC channels. A quarterly meeting shall be held by the Parties and each Report shall be provided to Microsoft by AvantGo at such quarterly meeting. The parties acknowledge and agree the contents of the Reports are confidential information of AvantGo and, unless otherwise agreed in writing, may only be used by Microsoft for internal analysis.

5. Web Sites. Section 4.5 of the Agreement shall be deleted and replaced with the following:

         4.5.1 As long as the Software is distributed by Microsoft in the Products, Microsoft shall create a hypertext link to AvantGo.com incorporating an AvantGo logo identified and described on Exhibit II on the portion of the Microsoft web site dedicated to Windows CE. As long as the Software is distributed by Microsoft in the Products, AvantGo shall provide generally equal presence (e.g. logo size, visibility of information, etc.) for Windows CE and other operating system products on AvantGo.com. Microsoft's use of the AvantGo logo shall comply with the trademark guidelines attached on Exhibit II.

         4.5.2 The Parties will mutually agree upon the default channels to be provided to new Pocket PC registrants. The Parties will discuss the listing at each quarterly meeting to be held by the Parties and will mutually agree on any changes to such listing.

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6. Term. Section 5.1 shall be deleted in its entirety and replaced with the following: "This Agreement will have a term of two (2) years from the date of the first public availability of a Product containing Merlin, of which Microsoft will promptly provide AvantGo written notice and which shall in no event be later than December 1, 2001 and shall automatically renew for additional one (1) year periods unless either party notifies the other of its intent not to renew at least thirty (30) days prior to the Agreement's scheduled expiration."

7. Limitation of Liability. In the ninth and tenth lines of Article 9 of the Agreement, "[******] UNITED STATES DOLLARS (US$[******])" shall be deleted and replaced with "[******] UNITED STATES DOLLARS (US$[******])". In the eighteenth and nineteenth lines of Article 9, "[******] UNITED STATES DOLLARS (US$[******])" shall be deleted and replaced with "[******] UNITED STATES DOLLARS (US$[******]).

8. Additional Areas of Potential Marketing Activities. The fifth bullet point listed on Exhibit III of the Agreement shall be deleted in its entirety and replaced with the following: "Working with between five (5) and ten (10) content providers to optimize their channels for the Merlin Software with content that takes advantage of 320x240 resolution color displays and/or rich media."

9. Effect of Amendment. This Amendment shall amend, modify and supersede, to the extent of any inconsistencies, the provisions of the Agreement, as amended. Except as expressly affected by this Amendment, the Agreement shall remain in full force and effect. Capitalized terms used in this Amendment and not otherwise defined shall have the meaning ascribed to such terms in the Agreement. Any reference to the Agreement shall be deemed to reference the Agreement as amended by this Amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above. All signed copies of this Amendment shall be deemed originals. This Amendment does not constitute an offer by Microsoft. This Amendment shall be effective upon execution on behalf of AvantGo and Microsoft by their duly authorized representatives.


MICROSOFT CORPORATION                           AVANTGO, INC.


/s/ Juha Christensen                            /s/ Richard Owen
----------------------                          -------------------------
By (signature)                                  By (signature)


Juha Christensen                                Richard Owen
----------------------                          -------------------------
Name (print)                                    Name (print)


Vice President                                  Chief Executive Officer
----------------------                          -------------------------
Title                                           Title

August 31, 2001                                 August 13, 2001
----------------------                          -------------------------
Date                                            Date

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.